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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 15, 1997


                          ALLIED WASTE INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-19285                                          88-0228636
(Commission File Number)                    (IRS Employer Identification No.)


15880 NORTH GREENWAY/HAYDEN LOOP, SUITE 100
           SCOTTSDALE, ARIZONA                            85260
 (Address of principal executive offices)              (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (602) 423-2946


                       7201 EAST CAMELBACK ROAD, SUITE 375
                            SCOTTSDALE, ARIZONA 85251
          (Former name or former address, if changed since last report)

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Item 2. Disposition of Assets

        On January 16, 1997, Allied Waste Industries ("Allied" or the "Company") announced that it signed a definitive agreement under which USA Waste Services, Inc. will acquire the Company's Canadian solid waste management operations for approximately $518 million in cash.

        Under terms of the transaction, USA Waste and certain subsidiaries will acquire from Allied and certain subsidiaries the solid waste operations in six Canadian provinces, including 41 collection companies, eight transfer stations, 10 recycling facilities and seven landfills. The operations to be sold are the Canadian operations of the former Laidlaw Waste Systems, which were acquired by Allied from Laidlaw Inc. in a transaction completed on December 30, 1996.

        Allied will use proceeds from the transaction to immediately pay down approximately $500 million in debt, bringing its debt from over 80 percent of its total capitalization to under 75 percent after the transaction.

        Upon completion of the sale of its Canadian operations, Allied will operate 46 landfills, 81 collection locations, 33 transfer stations and 23 recycling operations.

        The transaction is expected to close on February 28, 1997 and is subject to standard Canadian regulatory approvals.

Item 7. Pro Forma Financial Statements and Exhibits

       (b) Pro Forma Financial Statements

           Pursuant to Instruction 2 of Item 7(b) of Form 8-K, pro forma financial statements of the Company relative to the disposition of its Canadian operations are not provided as provision of such statements are impractical at this time. Such required financial statements will be filed no later than March 31, 1997.

        (c) Exhibits and Schedules

           The following exhibit is filed with this report on Form 8-K:

           10.0 Share Purchase Agreement between Allied Waste Industries, Inc. and Allied Waste Holdings (Canada) LTD. and Laidlaw Waste Systems, Inc. and USA Waste Services, Inc. and Canadian Waste Services, Inc. dated January 15, 1997. (The Agreement omits certain exhibits and schedules as set forth in this Current Report. The Company will provide a copy of any omitted exhibit or schedule upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested exhibit or schedule. A brief description of the omitted exhibits appears following the Exhibit List.)

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange act of 1934, am amended, the Registrant, Allied Waste Industries, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 ALLIED WASTE INDUSTRIES, INC.

                                          By:        /s/PETER S. HATHAWAY
                                             -----------------------------------
                                                       Peter S. Hathaway
                                                 Vice President, Treasurer and
                                                   Chief Accounting Officer
                                                (Principal Accounting Officer)


Date:  January 30, 1997

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EXHIBIT AND SCHEDULES

10.0* Share Purchase Agreement between Allied Waste Industries, Inc. and Allied Waste Holdings (Canada) LTD. and Laidlaw Waste Systems, Inc. and USA Waste Services, Inc. and Canadian Waste Services, Inc. dated January 15, 1997.

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*       The Agreement omits certain exhibits and schedules as set forth in this
Current Report. The Company will provide a copy of any omitted exhibit or schedule upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested exhibit or schedule.


Brief Description of Omitted Exhibits and Schedules

Exhibit A ...... Principal Terms of Allied Transition Agreement
Exhibit B ...... Principal Provisions of Opinion of Vendors' Counsel
Exhibit C ...... Principal Provisions of Opinion of Purchaser's Counsel
Exhibit D ...... Form of Environmental Permit Direction Agreement
Exhibit E ...... Form of Allied Non-Competition Agreement
Exhibit F ...... Form of Allied Release
Schedule ....... Identification of Resource Recycling Assets Vendor Disclosure
                 Schedule